UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Venator Materials PLC
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Your Vote Counts! VENATOR MATERIALS PLC 2021 Annual General Meeting Vote by June 9, 2021 11:59 PM ET VENATOR MATERIALS PLC TITANIUM HOUSE, HANZARD DRIVE WYNYARD PARK STOCKTON-ON-TEES TS22 5FD, UNITED KINGDOM D47169-P54431 You invested in VENATOR MATERIALS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 10, 2021 3:00 PM British Summer Time Venator Materials PLC Titanium House, Hanzard Drive Wynyard Park Stockton-on-Tees TS22 5FD, United Kingdom *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors Nominees: 1a. Dr. Barry B. Siadat 1b. Simon Turner 1c. Aaron C. Davenport 1d. Daniele Ferrari 1e. Peter R. Huntsman 1f. Heike van de Kerkhof 1g. Vir Lakshman 1h. Kathy D. Patrick To approve on a non-binding advisory basis the compensation of our named executive officers. To approve receipt of our U.K. audited annual report and accounts and related directors’ and auditor’s reports for the year ended December 31, 2020. To approve on a non-binding advisory basis our directors’ remuneration report for the year ended December 31, 2020. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. To re-appoint Deloitte LLP as our U.K. statutory auditor until the next annual general meeting of shareholders. To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP, in its capacity as our U.K. statutory auditor. To authorize Venator (and any company that is or becomes a subsidiary) to make political donations and incur political expenditures. NOTE: To transact such other business as may properly come before the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting in accordance with our Amended and Restated Articles of Association. Board Recommends For For For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47170-P54431